                                                SECURITIES ACT FILE NO. 33-14227
                                        INVESTMENT COMPANY ACT FILE NO. 811-5157

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                                  Pre-Effective Amendment No.           [ ]
                                  Post-Effective Amendment No. 20       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                                  Amendment No.  19                     [X]

                               ANCHOR PATHWAY FUND
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

               (Address of Principal Executive Offices) (Zip Code)

                                 (310.772.6000)
              (Registrant's Telephone Number, including area code)

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                                 Mallary Reznik
                    Senior Vice President and General Counsel
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[ ]     immediately upon filing pursuant to paragraph (b)
[X]     on May 1, 2002, pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     on (date) pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)

[ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 ----------------------------------------------

                                   PROSPECTUS

                                  MAY 1, 2002

                 ----------------------------------------------

                 ----------------------------------------------

                             [ANCHOR PATHWAY FUND LOGO]
                 ----------------------------------------------

               --  Growth Series
               --  International Series
               --  Growth-Income Series
               --  Asset Allocation Series
               --  High-Yield Bond Series
               --  U.S. Government/AAA-Rated Securities Series
               --  Cash Management Series

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND HIGHLIGHTS.............................................      3

  Q&A.......................................................      3

MORE INFORMATION ABOUT THE SERIES...........................     13

  Investment Strategies.....................................     13

  Glossary..................................................     15

     Investment Terminology.................................     15

     Risk Terminology.......................................     16

MANAGEMENT..................................................     17

  Investment Adviser........................................     17

  Business Manager..........................................     17

  Portfolio Management......................................     17

  Custodian, Transfer and Dividend Paying Agent.............     19

ACCOUNT INFORMATION.........................................     20

  Transaction Policies......................................     20

  Dividend Policies and Taxes...............................     20

FINANCIAL HIGHLIGHTS........................................     21

FOR MORE INFORMATION........................................     22

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Pathway Fund (the "Fund"), and to provide you with information about the Fund's seven investment portfolios, or "Series," and their principal investment goals and principal strategies. More detailed investment information is provided in the chart, under "More Information About the Series," which is on page 13, and the glossary that follows on page 15.

Q:  WHAT ARE THE SERIES' INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES?

A: Each Series operates as a separate mutual fund, and has its own investment goal, which may not be changed without shareholder approval, and a principal investment strategy for pursuing its goal. There can be no assurance that any Series' investment goal will be met or that the net return on an investment in a Series will exceed what could have been obtained through other investment or savings vehicles.


    ------------------------------------------------------------------------------------------------------
    SERIES             INVESTMENT GOAL                    PRINCIPAL INVESTMENT STRATEGY
    ------------------------------------------------------------------------------------------------------
      Growth Series    growth of capital                  invests primarily in common stocks or
                                                          securities with common stock characteristics
                                                          that demonstrate the potential for
                                                          appreciation.
    ------------------------------------------------------------------------------------------------------
      International    long-term growth of capital        invests primarily in common stocks or
      Series                                              securities with common stock characteristics
                                                          of issuers that are domiciled outside the
                                                          U.S., including those domiciled in
                                                          developing countries.
    ------------------------------------------------------------------------------------------------------
      Growth-Income    growth of capital and income       invests primarily in common stocks or
      Series                                              securities with common stock characteristics
                                                          that demonstrate the potential for
                                                          appreciation and dividends.
    ------------------------------------------------------------------------------------------------------
      Asset            high total return (including       invests in a diversified portfolio of common
      Allocation       income and capital gains)          stocks, bonds and money market instruments;
      Series           consistent with preservation of    under normal market conditions the portfolio
                       capital over the long term         will include: 40%-80% in equity securities,
                                                          20%-50% in fixed-income securities, and
                                                          0%-40% in money market instruments.
    ------------------------------------------------------------------------------------------------------
      High-Yield Bond  high current income with           invests, under normal circumstances, at
      Series           capital appreciation as a          least 65% (80% as of July 31, 2002) of net
                       secondary objective                assets in higher yielding, higher risk,
                                                          lower rated or unrated corporate bonds. "Net
                                                          assets" will take into account borrowing for
                                                          investment purposes.
    ------------------------------------------------------------------------------------------------------
      U.S.             high current income consistent     invests, under normal circumstances, at
      Government/      with prudent investment risk       least 80% of net assets in a combination of
      AAA-Rated        and preservation of capital        securities guaranteed (i.e., backed by the
      Securities                                          full faith and credit of the U.S.
      Series                                              government) or sponsored by the U.S.
                                                          government and other debt securities rated
                                                          in the highest rating category or unrated
                                                          but determined to be of equivalent quality.
                                                          "Net assets" will take into account
                                                          borrowing for investment purposes.
    ------------------------------------------------------------------------------------------------------
      Cash Management  high current yield while           invests primarily in high quality money
      Series           preserving capital                 market instruments.
    ------------------------------------------------------------------------------------------------------

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

A: The following section describes the principal risks of each Series, while the charts beginning on page 13 describe various additional risks.

     Risks of Investing in Equity Securities


     The GROWTH, INTERNATIONAL and GROWTH-INCOME SERIES invest primarily in equity securities. In addition, the ASSET ALLOCATION SERIES invests significantly in equities. As with any equity fund, the value of your investment in any of these Series may fluctuate in response to stock market movements. Growth stocks are historically more volatile, which will particularly affect the GROWTH, INTERNATIONAL and GROWTH-INCOME SERIES. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks have fallen, and vice versa. In addition, individual stocks selected for a Series may underperform the market generally.


     Risks of Investing in Bonds


     The HIGH-YIELD BOND and U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES invest primarily in bonds. In addition, the ASSET ALLOCATION SERIES invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Series may go up or down in response to changes in interest rates or as a result of defaults (or even the potential for future default) by bond issuers. To the extent a Series is invested in the bond market, movements in the bond market generally may affect its performance. In addition, there is a risk that the securities selected for any Series will underperform the markets generally.


     Risks of Investing in Junk Bonds


     The HIGH-YIELD BOND SERIES invests primarily in high yield, high risk securities, also known as "junk bonds," which are considered speculative. These bonds are debt securities and are rated Ba or below by Moody's Investors Service, Inc. (Moody's), BB or below by Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality. The ASSET ALLOCATION SERIES may also invest significantly in these bonds. While the Fund's Investment Adviser seeks to diversify the Series and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. The market price for junk bonds may fluctuate more than higher quality securities and may decline significantly. In addition, it may be more difficult for a Series to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Series to replace the security with a lower yielding security, which could decrease the return on such Series.



     Risks of Investing in Money Market Securities



     While an investment in the CASH MANAGEMENT SERIES should present the least market risk of any of the Series since it invests only in high quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT SERIES is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and the ability of an issuer to make payments of interest and principal. Each of the other Series also may invest in money market securities to some degree. You should also be aware that your return on an investment in the CASH MANAGEMENT SERIES should not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. The CASH MANAGEMENT SERIES does not seek to maintain a stable net asset value.


     Risks of Investing in Foreign Securities


     The INTERNATIONAL SERIES invests primarily in foreign securities. Each of the other Series also may invest to varying degrees in foreign securities including in "developing countries." These securities, except those purchased by U.S. GOVERNMENT/AAA-RATED SECURITIES and CASH MANAGEMENT SERIES, may be denominated in currencies other than U.S. dollars. Investing outside the U.S. presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, greater market volatility, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. In addition, foreign securities may not be as liquid as domestic securities.

     Additional Principal Risks

     Shares of the Series are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Series will be able to achieve its investment goals. If the value of the assets of a Series goes down, you could lose money.

Q:   HOW HAVE THE SERIES PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year, and compare the Series' average annual returns to those of an appropriate market index for the calendar years presented. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Series will perform in the future. In addition you should be aware that the comparative indices are unmanaged and therefore do not include sales charges, commissions and expenses.

--------------------------------------------------------------------------------

                                 GROWTH SERIES
--------------------------------------------------------------------------------

                                                                             GROWTH SERIES
                                                                             -------------
1992                                                                             12.34
1993                                                                             18.98
1994                                                                              0.46
1995                                                                             34.47
1996                                                                             14.56
1997                                                                             28.14
1998                                                                             36.35
1999                                                                             47.49
2000                                                                              3.03
2001                                                                            -16.03


During the 10-year period shown in the bar chart, the highest return for a quarter was 29.38% (quarter ended 12/31/98) and the lowest return for a quarter was -25.12% (quarter ended 09/30/01). For the most recent calendar quarter ended 03/31/02 the return was 2.04%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Growth Series                                               -16.30%      17.32%      16.48%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index*                                           -11.88%      10.70%      12.94%
---------------------------------------------------------------------------------------------
 Consumer Price Index**                                        1.55%       2.18%       2.51%
---------------------------------------------------------------------------------------------



* The S&P 500(R) Composite Stock Price Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks.



** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                              INTERNATIONAL SERIES
--------------------------------------------------------------------------------
[INTERNATIONAL SERIES GRAPH]

                                                                         INTERNATIONAL SERIES
                                                                         --------------------
1992                                                                             -1.53%
1993                                                                             34.48%
1994                                                                             -0.72%
1995                                                                             13.43%
1996                                                                             21.43%
1997                                                                             12.13%
1998                                                                             19.16%
1999                                                                             63.24%
2000                                                                            -12.70%
2001                                                                            -12.79%


During the 10-year period shown in the bar chart, the highest return for a quarter was 37.69% (quarter ended 12/31/99) and the lowest return for a quarter was -12.07% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/02 the return was 5.64%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 International Series                                        -12.79%      10.67%      11.64%
---------------------------------------------------------------------------------------------
 MSCI EAFE Index*                                            -21.44%       0.89%       4.46%
---------------------------------------------------------------------------------------------
 Consumer Price Index**                                        1.55%       2.18%       2.51%
---------------------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index measures all major stock markets outside North America.


** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                              GROWTH-INCOME SERIES
--------------------------------------------------------------------------------
[GROWTH-INCOME SERIES GRAPH]

                                                                         GROWTH-INCOME SERIES
                                                                         --------------------
1992                                                                              7.33%
1993                                                                             13.18%
1994                                                                              0.86%
1995                                                                             33.77%
1996                                                                             19.14%
1997                                                                             28.09%
1998                                                                             17.82%
1999                                                                              9.30%
2000                                                                              9.76%
2001                                                                              2.57%


During the 10-year period shown in the bar chart, the highest return for a quarter was 17.68% (quarter ended 12/31/98) and the lowest return for a quarter was -12.32% (quarter ended 09/30/01). For the most recent calendar quarter ended 03/31/02 the return was 2.88%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Growth-Income Series                                          2.57%      13.18%      13.75%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index*                                           -11.88%      10.70%      12.94%
---------------------------------------------------------------------------------------------
 Consumer Price Index**                                        1.55%       2.18%       2.51%
---------------------------------------------------------------------------------------------



* The S&P 500(R) Composite Stock Price Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks.



** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                            ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
[ASSET ALLOCATION SERIES GRAPH]

                                                                        ASSET ALLOCATION SERIES
                                                                        -----------------------
1992                                                                              8.46%
1993                                                                             10.52%
1994                                                                             -0.52%
1995                                                                             30.86%
1996                                                                             15.77%
1997                                                                             20.65%
1998                                                                             10.04%
1999                                                                             10.39%
2000                                                                             10.10%
2001                                                                              1.74%


During the 10-year period shown in the bar chart, the highest return for a quarter was 11.80% (quarter ended 12/31/98) and the lowest return for a quarter was -9.62% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/02 the return was 1.99%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Asset Allocation Series                                       1.74%      10.42%      11.48%
---------------------------------------------------------------------------------------------
 S&P 500(R) Index*                                           -11.88%      10.70%      12.94%
---------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-Grade (BIG) Bond
   Index**                                                     8.52%       7.44%       7.28%
---------------------------------------------------------------------------------------------
 Consumer Price Index***                                       1.55%       2.18%       2.51%
---------------------------------------------------------------------------------------------



* The S&P 500(R) Composite Stock Price Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks.


** The Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (rated BBB-/Baa3 or better) with a maturity of one year or longer.


*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                             HIGH-YIELD BOND SERIES
--------------------------------------------------------------------------------
[HIGH-YIELD BOND SERIES]

                                                                        HIGH-YIELD BOND SERIES
                                                                        ----------------------
1992                                                                             13.18%
1993                                                                             16.04%
1994                                                                             -5.03%
1995                                                                             20.07%
1996                                                                             13.69%
1997                                                                             12.82%
1998                                                                              1.99%
1999                                                                             -1.54%
2000                                                                              1.56%
2001                                                                              9.46%


During the 10-year period shown in the bar chart, the highest return for a quarter was 7.21% (quarter ended 06/30/95) and the lowest return for a quarter was -6.98% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/02 the return was -0.24%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 High-Yield Bond Series                                       9.46%        4.72%       7.93%
---------------------------------------------------------------------------------------------
 Salomon Smith Barney Long-Term High-Yield Index*            19.33%        9.62%      11.75%
---------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-Grade (BIG) Bond
   Index**                                                    8.52%        7.44%       7.28%
---------------------------------------------------------------------------------------------
 Consumer Price Index***                                      1.55%        2.18%       2.51%
---------------------------------------------------------------------------------------------


* The Salomon Smith Barney Long-Term High-Yield Index generally represents the performance of high-yield debt securities during various market conditions.

** The Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (rated BBB-/Baa3 or better) with a maturity of one year or longer.


*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                  U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
--------------------------------------------------------------------------------
[U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES]

                                                              U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
                                                              -------------------------------------------
1992                                                                              7.52%
1993                                                                             11.18%
1994                                                                             -3.85%
1995                                                                             16.59%
1996                                                                              3.01%
1997                                                                              8.27%
1998                                                                              8.02%
1999                                                                             -0.04%
2000                                                                             11.96%
2001                                                                              7.15%


During the 10-year period shown in the bar chart, the highest return for a quarter was 5.41% (quarter ended 09/30/92) and the lowest return for a quarter was -3.03% (quarter ended 03/31/94). For the most recent calendar quarter ended 03/31/02 the return was 0.19%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 U.S. Government/AAA-Rated Securities Series                  7.15%       7.00%        6.83%
---------------------------------------------------------------------------------------------
 Salomon Smith Barney Treasury/ Government-Sponsored/
   Mortgage Bond Index*                                       7.69%       7.45%        7.17%
---------------------------------------------------------------------------------------------
 Consumer Price Index**                                       1.55%       2.18%        2.51%
---------------------------------------------------------------------------------------------


* The Salomon Smith Barney Treasury/Government Sponsored/Mortgage Bond Index is a market-capitalization weighted index and includes fixed-rate Treasury, Government-sponsored, and mortgage issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and mortgage issues is $1 billion for both entry and exit. For Government-sponsored issues, the entry and exit amount is $100 million.


** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

--------------------------------------------------------------------------------

                             CASH MANAGEMENT SERIES
--------------------------------------------------------------------------------
[CASH MANAGEMENT SERIES]

                                                                        CASH MANAGEMENT SERIES
                                                                        ----------------------
1992                                                                             3.19%
1993                                                                             2.58%
1994                                                                             3.74%
1995                                                                             5.52%
1996                                                                             4.95%
1997                                                                             5.03%
1998                                                                             4.96%
1999                                                                             4.64%
2000                                                                             5.76%
2001                                                                             3.32%


During the 10-year period shown in the bar chart, the highest return for a quarter was 1.51% (quarter ended 09/30/00) and the lowest return for a quarter was 0.47% (quarter ended 12/31/01). For the most recent calendar quarter ended 03/31/02 the return was 0.19%.



---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE    PAST FIVE    PAST TEN
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR        YEARS       YEARS
---------------------------------------------------------------------------------------------
 Cash Management Series                                       3.32%        4.74%       4.36%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       MORE INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


Each Series has its own investment goal and principal investment strategy for pursuing it as described in the charts on page 3. The following charts summarize information about each Series' investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Series and apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Series through a variable annuity contract.


------------------------------------------------------------------------------------------------------
                                                SERIES
------------------------------------------------------------------------------------------------------
                                GROWTH                  INTERNATIONAL              GROWTH-INCOME
------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:       - Equity securities:       - Equity securities:
  Series' PRINCIPAL     - common stocks            - common stocks            - common stocks
  investments?                                    - Foreign securities
------------------------------------------------------------------------------------------------------

  In what other types  - Foreign securities       N/A                        - Foreign securities
  of investments may     (up to 10% outside                                    (up to 10% outside
  the Series             the U.S. and not in                                   the U.S. and not in
  SIGNIFICANTLY          the S&P 500(R))                                       the S&P 500(R))
  invest?
------------------------------------------------------------------------------------------------------

  What other types of  - Short-term investments   - Short-term investments   - Short-term investments
  investments may the
  Series use as part
  of efficient
  portfolio
  management or to
  enhance return?
------------------------------------------------------------------------------------------------------
  What risks NORMALLY  - Market volatility        - Market volatility        - Market volatility
  affect the Series?   - Securities selection     - Securities selection     - Securities selection
                       - Growth stocks            - Growth stocks            - Growth stocks
                       - Foreign exposure         - Foreign exposure         - Foreign exposure
                       - Currency volatility      - Currency volatility      - Currency volatility
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                 SERIES
---------------------------------------------------------------------------------------------------------
                                                                  U.S. GOVERNMENT/
                                                                      AAA-RATED
                        ASSET ALLOCATION      HIGH-YIELD BOND        SECURITIES         CASH MANAGEMENT
---------------------------------------------------------------------------------------------------------
  What are the         - Equity             - Fixed income       - Fixed income       - Short-term
  Series' PRINCIPAL      securities:          securities:          securities (at       investments
  investments?         - common stocks       - junk bonds          least 80% of net
                         (40-80%)              [at least 65%       assets):
                       - Fixed income          (80% as of July    - U.S. government
                         securities net        31, 2002) of net     securities
                         (20-50%)              assets]            - pass-through
                       - Short-term                                 securities
                         investments
                         (0-40%)
---------------------------------------------------------------------------------------------------------

  In what other types  - Junk bonds         - Foreign            N/A                  - U.S. government
  of investments may     (up to 25% of        securities                                securities
  the Series             fixed-income         (up to 20%)
  SIGNIFICANTLY          securities)        - Equity securities
  invest?              - Foreign              (up to 15%)
                         securities
                         (up to 10% in
                         equity securities
                         outside the U.S.
                         and not in the S&P
                         500(R); up to 5% in
                         fixed-income
                         securities)
---------------------------------------------------------------------------------------------------------

  What other types of  - U.S. government    - Short-term         - Short-term         N/A
  investments            securities           investments          investments
  may the Series       - Short-term
  use as part of         investments
  efficient portfolio
  management or to
  enhance return?
---------------------------------------------------------------------------------------------------------

  What risks NORMALLY  - Market volatility  - Market volatility  - Market volatility  - Market volatility
  affect the Series?   - Securities         - Securities         - Interest rate      - Interest rate
                         selection            selection            fluctuations         fluctuations
                       - Interest rate      - Interest rate      - Prepayment         - Securities
                         fluctuations         fluctuations       - Securities           selection
                       - Credit quality     - Credit quality       selection
                       - Foreign exposure   - Foreign exposure
                       - Currency           - Currency
                         volatility           volatility
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a company. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics and may be classified as equity securities. Investments in securities with equity characteristics include:

          - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

          - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

          - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


FIXED-INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed-income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed-income securities may include:


          - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


          - A JUNK BOND is a high yield, high risk debt security that does not meet the credit quality standards of an investment grade security. Junk bonds are considered speculative and will be subject to greater price fluctuations than higher quality bonds. Junk bonds are rated Ba or below by Moody's, BB or below by S&P or unrated but determined to be of equivalent quality.


          - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. Among other things, these investments provide a Series with sufficient liquidity to meet redemptions and cover expenses.



FOREIGN SECURITIES are issued by companies located outside of the United States, including developing countries. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). A DEVELOPING COUNTRY is generally one with a low or middle income economy or one that is in the early stages of its industrialization cycle. For fixed-income investments, developing countries include those where the sovereign credit rating is below investment grade. Developing countries may change over time depending on market and economic conditions.


RISK TERMINOLOGY


CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Series's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Series's non-U.S. dollar denominated securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in a DEVELOPING COUNTRY. Historically, the markets of DEVELOPING countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be more volatile than other stocks for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with other stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than that of other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

INTEREST RATE FLUCTUATIONS: The volatility of fixed-income securities is due principally to changes in interest rates. The market value of bonds and other fixed-income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Series' portfolio.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Series may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Series may exhibit price characteristics of longer-term debt securities.

SECURITIES SELECTION: A strategy used by a Series, or securities selected by its portfolio manager, may fail to produce the intended return.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Capital Research and Management Company (the "Investment Adviser"), an experienced investment management organization founded in 1931, is the Investment Adviser to the Fund and other funds, including those in The American Funds Group. The Investment Adviser is headquartered at 333 South Hope Street, Los Angeles, California 90071. For the fiscal year ended February 28, 2002 each Series paid the Investment Adviser an annual fee equal to the following percentage of average daily net assets:



SERIES                                                         FEE
------                                                         ---
Growth......................................................  0.30%
International...............................................  0.61%
Growth-Income...............................................  0.30%
Asset Allocation............................................  0.32%
High-Yield Bond.............................................  0.33%
U.S. Government/AAA-Rated Securities........................  0.33%
Cash Management.............................................  0.34%


BUSINESS MANAGER


SunAmerica Asset Management Corp. (SAAMCo or the "Business Manager") manages the business affairs and the administration of the Fund. The Business Manager, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as Business Manager to the Fund, SAAMCo serves as adviser, manager and/or administrator to Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., VALIC Company I and VALIC Company II. For the fiscal year ended February 28, 2002 each Series paid the Business Manager a fee equal to the following percentage of average daily net assets:


SERIES                                                         FEE
------                                                         ---
Growth......................................................  0.20%
International...............................................  0.24%
Growth-Income...............................................  0.20%
Asset Allocation............................................  0.21%
High-Yield Bond.............................................  0.22%
U.S. Government/AAA-Rated Securities........................  0.22%
Cash Management.............................................  0.22%

PORTFOLIO MANAGEMENT

The basic investment philosophy of the Investment Adviser is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system, the portfolios of the Series are divided into segments managed by individual counselors. Each counselor decides how his or her segment will be invested, within the limits prescribed by each Series' investment goal and the Investment Adviser's investment committee. In addition, the Investment Adviser's research professionals make investment decisions with respect to a portion of each Series' portfolio. The primary portfolio counselors for each Series are set forth in the following table:


 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
                                                                      ----------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
    FOR THE SERIES                                FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  David C. Barclay       Senior Vice           HIGH-YIELD BOND                14                   21
                         President and         SERIES -- 13 years
                         Director, Capital     (plus 1 year as a
                         Research and          research professional
                         Management Company    for the Series)
 -------------------------------------------------------------------------------------------------------------
  Alan N. Berro          Senior Vice           GROWTH-INCOME                  11                   16
                         President, Capital    SERIES -- 5 years
                         Research Company*     Asset Allocation
                                               Series -- less than
                                               2 years
 -------------------------------------------------------------------------------------------------------------
  Gordon Crawford        Senior Vice           GROWTH SERIES -- 8             31                   31
                         President and         years (plus 5 years
                         Director, Capital     as a research
                         Research and          professional for the
                         Management Company    Series)
 -------------------------------------------------------------------------------------------------------------
  James E. Drasdo        Senior Vice           GROWTH SERIES --               25                   30
                         President, Capital    16 years
                         Research and
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  James K. Dunton        Senior Vice           GROWTH-INCOME                  40                   40
                         President and         SERIES -- since the
                         Director, Capital     Series began
                         Research and          operations in 1984
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  Alwyn Heong            Senior Vice           INTERNATIONAL                  10                   14
                         President, Capital    SERIES -- 6 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Thomas Hogh            Vice President,       U.S. GOVERNMENT/               12                   15
                         Capital               AAA-RATED SECURITIES
                         International         SERIES -- 3 years
                         Research, Inc.*
 -------------------------------------------------------------------------------------------------------------
  Claudia P.             Senior Vice           GROWTH-INCOME                  27                   29
    Huntington           President, Capital    SERIES -- 8 years
                         Research and          (plus 5 years as a
                         Management Company    research professional
                                               for the Series)
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
                                                                      ----------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
    FOR THE SERIES                                FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  Robert G. O'Donnell    Senior Vice           GROWTH-INCOME                  27                   30
                         President and         SERIES -- 12 years
                         Director, Capital     (plus 1 year as a
                         Research and          research professional
                         Management Company    for the Series)
 -------------------------------------------------------------------------------------------------------------
  Donald D. O'Neal       Senior Vice           GROWTH SERIES --               17                   17
                         President, Capital    11 years (plus 4 years
                         Research and          as a research
                         Management Company    professional for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  John H. Smet           Senior Vice           U.S. GOVERNMENT/               19                   20
                         President, Capital    AAA-RATED SECURITIES
                         Research and          SERIES -- 10 years
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  Susan M. Tolson        Senior Vice           HIGH-YIELD BOND                12                   14
                         President, Capital    SERIES -- 4 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------


---------------
*  Company affiliated with Capital Research and Management Company.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Fund's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Series are not offered directly to the public. Instead, shares are currently offered only to the Variable Separate Account, which is a separate account of Anchor National Life Insurance Company (Anchor National). If you would like to invest in a Series, you must purchase a variable annuity contract from Anchor National. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Series may not be available in connection with a particular contract. You will find information about purchasing a variable annuity contract in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Series is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

The International Series may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Series' shares may change on days when the Fund is not open for purchases or redemptions.

BUY AND SELL PRICES The Variable Separate Account buys and sells shares of a Series at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Fund accepts buy and sell requests on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Fund. If the order is received by the Fund before the Fund's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Series may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS Each Series annually declares and distributes substantially all of its net investment income and capital gains in the form of dividends and capital gains distributions.


DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Series on which they were paid.

TAXABILITY OF A SERIES Each Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Series is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Fund's Financial Highlights, which are intended to help you understand the Series' financial performance for the past five years, are incorporated herein by reference to the Fund's 2001 annual report to shareholders which accompanies this Prospectus. The Financial Highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with each Series' financial statements, are incorporated by reference into the Statement of Additional Information (SAI), which is available upon request. For a description of the information contained in the Fund's annual report and SAI please refer to the section entitled "For More Information" on page 22 of the Prospectus.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Series and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Series' performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Series' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Series at no charge by calling (800) 445-7862 or by writing the Fund at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Series (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Series are also available on the EDGAR Database of the Securities and Exchange Commission's website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-5157

                       Statement of Additional Information




                               ANCHOR PATHWAY FUND






      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of Anchor Pathway Fund (the "Fund") dated May 1, 2002. This Statement of Additional Information incorporates the Prospectus by reference. The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-SUN2 or writing the Fund at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.



                                P.O. Box 54299
                       Los Angeles, California 90054-0299
                                 (800) 445-SUN2





                                   May 1, 2002

                                TABLE OF CONTENTS


Topic                                                                      Page

The Fund...........................................................          3
Investment Objectives and Policies.................................          3
Investment Restrictions............................................         26
Fund Officers and Trustees.........................................         32
Investment Advisory Agreement......................................         38
Business Management Agreement......................................         40
Dividends, Distributions and Federal Taxes.........................         42
Shareholder Voting Rights..........................................         44
Price of Shares....................................................         45
Execution of Portfolio Transactions................................         46
Personal Securities Trading........................................         48
General Information................................................         49
Financial Statements...............................................         50
Appendix...........................................................         51

                                    THE FUND


      The Fund, organized as a Massachusetts business trust on March 23, 1987, is a diversified, open-end management investment company. The Fund consists of seven separate Series, each of which offers a single class of shares. It was established to provide a funding medium for Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company (the "Company"). The sole shareholder of the Fund is the Account. The Company may issue variable life contracts that also will use the Fund as the underlying investment. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Fund may be offered to separate accounts of other life insurance companies that are affiliates of the Company. Effective January 1999, the Fund's fiscal year end changed from November 30 to February 28 (29 in a leap year).


      The Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is, in turn, wholly owned by SunAmerica Inc., a Maryland corporation, which is, in turn, wholly owned by American International Group, Inc., the leading U.S.-based international insurance organization.

                       INVESTMENT OBJECTIVES AND POLICIES


      The investment goal and principal investment strategy for each of the Series, along with certain types of investments the Series make under normal market conditions and for efficient portfolio management, are described under "Fund Highlights" and "More Information About the Series - Investment Strategies" in the Prospectus. The following charts and information supplement the information contained in the prospectus and also provide information concerning investments the Series make on an periodic basis which includes infrequent investments or investments in which the Series reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." The supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations apply at the time of purchase under normal market conditions.

SUPPLEMENTAL INVESTMENT/RISK CHART


                                                                   SERIES
------------------------------------------------------------------------------------------------------------------------------------
                             GROWTH             INTERNATIONAL               GROWTH-INCOME                  ASSET ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
In what other types of   - U.S. government   - U.S. government          - U.S. government         - Investment grade corporate bonds
investments may the        securities          securities                 securities              - Pass-through securities
Series PERIODICALLY      - Investment grade  - Investment grade         - Investment grade        - Convertible securities
invest?                    corporate bonds     corporate bonds            corporate bonds         - Non-convertible preferred stocks
                         - Junk bonds        - Junk bonds               - Junk bonds              - Warrants
                           (up to 10%)         (up to 5%)                 (up to 5%)              - Defensive investments
                         - Pass-through      - Pass-through securities  - Pass-through securities - Currency transactions
                           securities        - Convertible securities   - Convertible securities  - Illiquid securities (up to 15%)
                         - Convertible       - Non-convertible          - Non-convertible
                           securities          preferred stocks           preferred stocks
                         - Non-convertible   - Warrants                 - Warrants
                           preferred stocks  - Defensive investments    - Defensive investments
                         - Warrants          - Currency transactions    - Currency transactions
                         - Defensive         - Illiquid securities      - Illiquid securities
                           investments         (up to 15%)                (up to 15%)
                          - Currency
                           transactions
                         - Illiquid
                           securities
                           (up to 15%)
------------------------------------------------------------------------------------------------------------------------------------

What other types of risk - Interest rate     - Interest rate            - Interest rate           - Foreign exposure
may POTENTIALLY or         fluctuations        fluctuations               fluctuations            - Illiquidity
PERIODICALLY affect the  - Foreign exposure  - Illiquidity              - Foreign exposure        -
Series?                  - Illiquidity       - Credit quality           - Illiquidity             - Active trading
                         - Credit quality    - Active trading           - Credit quality          - Prepayment
                         - Active trading    - Prepayment               - Active trading          - Hedging
                         - Prepayment        - Hedging                  - Prepayment
                         - Hedging                                      - Hedging
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                       SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                   HIGH-YIELD BOND                U.S. GOVERNMENT/ AAA-RATED SECURITIES         CASH MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
In what other types of       -  U.S. government securities     -  Investment grade corporate                -  Illiquid securities
investments may the Series   -  Investment grade corporate        bonds                                        (up to 10%)
PERIODICALLY invest?            bonds                          -  Inflation-indexed bonds
                             -  Inflation-indexed bonds        -  Defensive investments
                             -  Pass-through securities        -  Foreign securities
                             -  Convertible securities            (up to 5%, only in U.S. dollar
                             -  Non-convertible preferred         denominated and highly-liquid
                                stocks                            obligations)
                             -  Warrants                       -  Illiquid securities
                             -  Defensive investments             (up to 15%)
                             -  Currency transactions          -  Corporate bonds rated AAA
                             -  Illiquid
                                securities
                                (up to 15%)
------------------------------------------------------------------------------------------------------------------------------------
What other types of risk     -  Prepayment                     -  Foreign exposure                          -  Active trading
may POTENTIALLY or           -  Illiquidity                    -  Illiquidity
PERIODICALLY affect the      -  Hedging                        -  Active trading
Series?                      -  Active trading                 -  Prepayment
                                                                -  Hedging
                                                                -  Credit quality
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



SUPPLEMENTAL GLOSSARY




CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

DEFENSIVE INVESTMENTS include high quality fixed-income securities, repurchase agreements and other money market instruments. A Series will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Series takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Series may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a company. Common stocks may or may not receive dividend payments. Certain other securities have common stock characteristics and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

- CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

- WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

- RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


FIXED-INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed-income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED-INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed-income securities may include:


- U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

- CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

- An INVESTMENT GRADE FIXED-INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research and Management Company ("CRMC", the "Adviser" or the "Investment Adviser"). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. INVESTMENT GRADE refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.



- A JUNK BOND is a high yield, high risk debt security that does not meet the credit quality standards of an investment grade security. Junk bonds are considered speculative and will be subject to greater price fluctuations than higher quality bonds. Junk bonds are rated Ba or below by Moody's or BB or below by S&P or unrated but determined to be of equivalent quality by the Adviser.


- PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

- PREFERRED STOCKS (non-voting, nonconvertible stocks) receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

- ZERO-COUPON BONDS AND DEFERRED INTEREST BONDS are debt obligations issued or purchased at a significant discount from face value.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS.

      HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

      Sensitivity to Interest Rate and Economic Changes - High-yield bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Series' net asset value.

      Payment Expectations - High-yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets.

      Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Series' rate of return.




ACTIVE TRADING: Each Series may dispose of any security at any time, and it is each Series' intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Debt securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The Series' portfolio turnover rate would equal 100% if each security in the Series' portfolio were replaced once per year. See the "Financial Highlights" in the Annual Report of the Fund for each Series' annual portfolio turnover for each of the last five fiscal periods.




SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations ($50 million to $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management.

Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.



SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include: (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on cash held by a Series during periods when the Adviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. The CASH MANAGEMENT SERIES invests principally in short-term investments. Common short-term investments include:


      Money Market Securities - Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

      Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks.

        Savings Association Obligations - Certificates of deposit
(interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC.

      Commercial Paper - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The CASH MANAGEMENT SERIES may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.

      Corporate Bonds and Notes - A Series may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The CASH MANAGEMENT SERIES may invest only in long-term corporate bonds rated A or better by Standard & Poor's and Moody's and short-term notes rated in the top tier (rated A-1 or better by Standard & Poor's and Prime-1 by Moody's). See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

      Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC (as defined below) and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

      Repurchase Agreements. A Series will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Series' money is invested in the security. Whenever a Series enters into a repurchase agreement, it obtains appropriate collateral equal to at least 102% of principal (100% if such collateral is in the form of cash). The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller under the repurchase agreement defaults, the Series may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Series' use of repurchase agreements. A Series will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the CASH MANAGEMENT SERIES) of the value of its net assets. However, there is no limit on the amount of a Series' net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of government- or agency- issued securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Series to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Series receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Series. Monthly interest payments received by the Series have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Series may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

      GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. A Series may purchase the modified pass-through GNMA Certificates which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Series has purchased the certificates at a premium in the secondary market.

      FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.


      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

Other types of mortgage-backed securities include:

      Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

      The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

      Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

      Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on, and repayment of principal of, the CMOs.

      Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include: (1) accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (2) planned amortization class ("PAC") certificates, which are parallel pay CMOs generally requiring that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

      Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Series invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal-only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal prepayment may have a material adverse effect on a Series' yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Series' net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Series' limitation on investments in illiquid securities.

ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

       Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Adviser to be creditworthy. When the Series purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series and calculating its net asset value.

      The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

ILLIQUID/RESTRICTED SECURITIES. Each of the Series may invest no more than 15% (10% in the case of the CASH MANAGEMENT SERIES) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Series will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Commercial paper issues in which a Series may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The CASH MANAGEMENT SERIES' 10% limitation on investments in illiquid securities includes Section 4(2) paper other than
Section 4(2) paper that the Adviser has
determined to be liquid pursuant to guidelines established by the Trustees. The Series' Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

REAL ESTATE INVESTMENT TRUSTS ("REITS") pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Series' portfolio. By investing in REITs indirectly through the Series, a shareholder will bear not only his proportionate share of the expense of the Series, but also, indirectly, similar expenses of the REITs, including compensation of management.

FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Series will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Series may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a

Series and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Series will maintain a segregated account with its custodian, consisting of cash or liquid securities, which will be marked to market daily, at least equal to the value of purchase commitments until payment is made. A Series will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

      A Series will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Series engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Series losing the opportunity to obtain a price and yield considered to be advantageous. If a Series chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Series makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)


      To the extent a Series engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Series enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Series.

      When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Series might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Series might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.


BORROWING. All of the Series (except the CASH MANAGEMENT AND U.S.
GOVERNMENT/AAA-

RATED SERIES) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Series to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Series may borrow for investment purposes and may pledge assets to secure such borrowings. The CASH MANAGEMENT AND U.S. GOVERNMENT/AAA-RATED SERIES may not borrow money except for temporary or emergency purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. In the event that asset coverage for a Series' borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.


      To the extent a Series borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Series is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Series after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Series will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Series' net asset value per share and net yield. The Series expect that all of their borrowing will be made on a secured basis. The Series will maintain a segregated account of cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Series may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

      Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Series' assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Series' assets, so computed, should fail to meet the 300% asset coverage requirement, the Series is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Series would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Series' assets fluctuate in value, but borrowing obligations are fixed when the Series has outstanding borrowings, the net asset value per share of a Series correspondingly will tend to increase and decrease more when the Series' assets increase or decrease in value than would otherwise be the case. A Series' policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Series.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Series sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Series. The Series' investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Series will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Series will maintain with the custodian a separate account with a segregated portfolio of cash or liquid securities, which will be marked to market, in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' repurchase obligation, and the Series' use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the Roll Securities. The Series is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Series also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Series will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Series is required to repurchase may be worth less than an instrument that the Series originally held. Successful use of roll transactions will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity.

Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Series may not invest directly in warrants, such Series may invest in securities that are acquired as part of a unit consisting of a combination of fixed-income and equity securities or securities to which warrants are attached.

ADRS, GDRS AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other Depositary Receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Series may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Series' investment policies, the Series' investments in Depositary Receipts will be deemed to be investments in the underlying securities.


FOREIGN EXPOSURE: Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; taxes on income from sources in such countries, changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility and illiquidity; differing securities markets structures; difficulties in seeking legal remedies and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

      The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capital gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries.

      Additional costs could be incurred in connection with a Series' investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the Series will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. Series may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.

      Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time, they limit any potential gain that might result should the value of the currencies increase.

      Forward Contracts may also be entered into with respect to specific transactions. For example, when a Series enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of Depositary Receipts) a foreign currency, or when a Series anticipates receipt of dividend payments in a foreign currency, the Series may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Series believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of Depositary Receipts) such foreign currency, or when a Series believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Series may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Series believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Series are denominated ("cross-hedged").

      The Series will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Series is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent that any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Fund's custodian will place cash or liquid securities in a separate account of the Series having a value equal to the aggregate amount of the Series' commitments under Forward Contracts entered into with respect to position hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Series may purchase a call option permitting the Series to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Series may purchase a put option permitting the Series to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Series to sustain losses on these contracts and transaction costs.

      At or before the maturity of a Forward Contract requiring a Series to sell a currency, the Series may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Series may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Series would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Series of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Series must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although a Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

      In addition, each Series may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Series' investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS


   The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of: (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy; or (ii) more than 50 percent of the outstanding shares of the Series.


              INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

   The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the CASH MANAGEMENT SERIES' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The CASH MANAGEMENT SERIES may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

   2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

   3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.


   4. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.


   5. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

   6. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

   7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

   The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The CASH MANAGEMENT SERIES may not:

   8. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

   9.   Pledge or hypothecate its assets.

   10. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

   11. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

   Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the CASH MANAGEMENT SERIES has adopted a more restrictive policy (which may be changed by the Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the CASH MANAGEMENT SERIES may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by THE CASH MANAGEMENT SERIES of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 10 above.

                         INVESTMENT RESTRICTIONS OF THE

                      GROWTH SERIES, INTERNATIONAL SERIES,

                     GROWTH-INCOME SERIES, ASSET ALLOCATION

                        SERIES AND HIGH-YIELD BOND SERIES

   The GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES and HIGH-YIELD BOND SERIES have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES and HIGH-YIELD BOND SERIES may not:

   1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

   2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.


   3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.


   4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein).


   5. Purchase commodities or commodity contracts; except that THE INTERNATIONAL SERIES, ASSET ALLOCATION SERIES and HIGH-YIELD BOND SERIES may engage in transactions involving currencies (including forward and futures contracts or put and call options).


   6.   Make loans to others except for (a) the purchase of debt securities;
        (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

   7.   Borrow money, except to the extent permitted by applicable law.

   8.   Purchase securities on margin.


   The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The GROWTH SERIES, THE INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES and HIGH-YIELD BOND SERIES may not:


   9. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

   10.  Pledge or hypothecate its assets.

   11. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

   12. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

   13.  Invest in companies for the purpose of exercising control or management.


   14. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

   15.  Sell securities short, except to the extent permitted by applicable law.


Regardless of the above investment restrictions, the Growth Series and Growth-Income Series may engage in currency transactions.


                       INVESTMENT RESTRICTIONS OF THE U.S.
                     GOVERNMENT/AAA-RATED SECURITIES SERIES

   The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES may not:

   1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES' total assets would be invested in securities of the issuer.

   2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities or other securities to the extent they are backed by or represent interests in U.S. government securities or U.S. government-guaranteed mortgages.

   3.   Invest in companies for the purpose of exercising control or management.

   4. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including real estate investment trusts.

   5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act.

   6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

   7.   Sell securities short, except to the extent that the U.S.
        Government/AAA-Rated Securities Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

   8. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.

   9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES' total assets, except that the Series may enter into reverse repurchase agreements.

   10.  Write, purchase or sell puts, calls or combinations thereof.

   The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The U.S.
GOVERNMENT/AAA-RATED SECURITIES SERIES may not:

   11. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

   12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

   13. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

                           FUND OFFICERS AND TRUSTEES

   The Trustees and executive officers of the Fund and their principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                                                                                     COMPLEX
                             POSITIONS                                               OVERSEEN
 NAME, ADDRESS AND              HELD        LENGTH OF     PRINCIPAL OCCUPATION(S)       BY           OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH(1)           WITH FUND     TIME SERVED     DURING PAST 5 YEARS       TRUSTEE(2)             BY TRUSTEE(3)
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
                             Trustee         1 year       Owner and President,          57           Director, Kayne Anderson
CARL D. COVITZ                                            Landmark Capital, Inc.                     Mutual Funds (since 1995);
DOB:  March 31, 1939                                      (since 1973)                               Director, Century Housing
----------------------------------------------------------------------------------------------------------------------------------
MONICA C. LOZANO             Trustee         3 years      President and Chief           57           Trustee, University of
DOB:  July 21, 1956                                       Operating Officer (since                   Southern California (since
                                                          2000) La Opinion                           1991); Director, California
                                                          (newspaper publishing                      Healthcare Foundation
                                                          concern); Associate                        (since 1998); Director, The
                                                          Publisher (1991-1999) and                  Walt Disney Company (since
                                                          Executive Editor                           2000); Director, Union Bank
                                                          (1995-1999) thereof                        of California (since 2001)
----------------------------------------------------------------------------------------------------------------------------------
GILBERT T. RAY               Trustee         1 year       Retired Partner,              57           Director, Marriott Services
DOB:  September 18, 1944                                  O'Melveny & Myers LLP                      Corporation (since 1995);
                                                          (since 2000); and                          Director, Automobile Club
                                                          Attorney (1972-2000)                       of Southern California
                                                          thereof                                    (since 1998); Director and
                                                                                                     chairman of the Board,
                                                                                                     Sierra Monolithics, Inc.
                                                                                                     (since 1999); Director,
                                                                                                     Watts, Wyatt & Company
                                                                                                     (since 2000); Director,
                                                                                                     Ashland University
                                                                                                     (1996-2000)
----------------------------------------------------------------------------------------------------------------------------------
ALLAN L. SHER                Trustee         4 years      Retired, Brokerage            57           Director, Board of
DOB:  October 19, 1931                                    Executive (since 1992)                     Governors, American Stock
                                                                                                     Exchange (1991-1994)
----------------------------------------------------------------------------------------------------------------------------------

BRUCE G. WILLISON            Trustee         1 year       Dean, Anderson School at      57           Director, Nordstrom, Inc.
DOB:  October 16, 1948                                    UCLA (since 1999)                          (since 1998); Director,
                                                                                                     H&CB (Housing and
                                                                                                     Commercial Bank), Seoul,
                                                                                                     Korea (since 1999);
                                                                                                     President and Chief
                                                                                                     Operating Officer, H.F.
                                                                                                     Ahmanson and Co. (parent
                                                                                                     company of Home Savings of
                                                                                                     America) (1996-1999)
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEE

JANA W. GREER(4)             Trustee,        1 year       President, SunAmerica         57           Director, National
DOB:  December 30, 1951      Chairman                     Retirement Markets, Inc.                   Association for Variable
                             and                          (since 1996), and                          Annuities (since 1999)
                             President                    Executive Vice President
                                                          thereof (1994-1996);
                                                          Senior Vice President and
                                                          Director, SunAmerica,
                                                          Inc. (since 1991)
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

NORI L. GABERT               Vice            6 months     Vice President and            N/A          N/A
SunAmerica Asset             President                    Assistant Secretary,
Management Corp.             and                          Seasons Series Trust
2929 Allen Parkway           Assistant                    ("Seasons") (since
Houston, TX 77019-2155       Secretary                    November 2001);  Vice
DOB:  August 15, 1953                                     President, VALIC Company
                                                          I and VALIC Company II
                                                          (since 1998); Secretary,
                                                          VALIC Company I and VALIC
                                                          Company II (since 2000);
                                                          Assistant Secretary, VALIC
                                                          Company I and VALIC
                                                          Company II (1998-2000);
                                                          Associate General Counsel,
                                                          SAAMCo (since September
                                                          2001), American General
                                                          Corporation (1997-2001);
                                                          Attorney, Winstead,
                                                          Sechrest & Minick, PC
                                                          (1997)
----------------------------------------------------------------------------------------------------------------------------------

DONNA M. HANDEL              Vice            Vice         Vice President (since         N/A          N/A
SunAmerica Asset             President       President    November 2000), Seasons;
Management Corp.             and             - 2 years    Assistant Treasurer,
733 Third Avenue             Assistant                    Seasons (since October
New York, NY  10017-3204     Treasurer       Asst.        1999), Vice President,
DOB:  June 25, 1966                          Treasurer-   SAAMCo (since August
                                             3 years      1996); Vice President
                                                          (since 2000) and
                                                          Assistant Treasurer
                                                          (since 1996), SunAmerica
                                                          Equity Funds, SunAmerica
                                                          Income Funds and
                                                          SunAmerica Money Market
                                                          Funds, Inc. , Anchor
                                                          Series Trust ("AST") and
                                                          SunAmerica Style Select
                                                          Series, Inc. ("Style
                                                          Select"); Vice President
                                                          (since 2000) and
                                                          Assistant Treasurer
                                                          (since 1999), SunAmerica
                                                          Strategic Investment
                                                          Series, Inc.
----------------------------------------------------------------------------------------------------------------------------------

GREGORY R.  KINGSTON         Vice            6 months     Vice President and            N/A          N/A
SunAmerica Asset             President                    Assistant Treasurer, APF
Management Corp.             and                          and Seasons  (since
2919 Allen Parkway           Assistant                    November 2001);
Houston, TX  77019-2155      Treasurer                    Treasurer, VALIC Company
DOB:  January 18, 1966                                    I and VALIC Company II
                                                          (since October 2000);
                                                          Vice President,
                                                          SunAmerica Asset
                                                          Management Corp. (since
                                                          2001); Vice President,
                                                          American General
                                                          Investment Management
                                                          (1999-2001); Assistant
                                                          Treasurer, First
                                                          Investors Management Co.
                                                          (1994-1999)
----------------------------------------------------------------------------------------------------------------------------------

MALLARY L. REZNIK            Secretary       2 years      Secretary, Seasons (since     N/A          N/A
DOB:  May 2, 1968                                         May 2000); Associate
                                                          Counsel, SunAmerica Inc.
                                                          (since January 1998);
                                                          Staff Attorney,
                                                          Transamerica Life
                                                          Companies (1995-1998)
----------------------------------------------------------------------------------------------------------------------------------

PETER C. SUTTON              Vice            Vice         Chief Operating Officer,      N/A          N/A
DOB: 08/22/64                President,      President    SAAMC0 (since April 2002)
                             Treasurer       - 7 years    Senior Vice President
                             and                          thereof (1997-2002) and
                             Controller      Treasurer    Vice President thereof
                                             and          (1994-1997); Treasurer
                                             Controller   (since February 1996),
                                             - 2 years    SunAmerica Equity Funds,
                                                          SunAmerica Income Funds
                                                          and SunAmerica Money
                                                          Market Funds, Inc., AST
                                                          and Style Select (since
                                                          1996) and SunAmerica
                                                          Strategic Investment
                                                          Series, Inc. (since 1999);
                                                          Vice President and
                                                          Assistant Treasurer,
                                                          Brazos Mutual Funds (since
                                                          May 1999); Vice President,
                                                          Treasurer and Controller,
                                                          Seasons (since February
                                                          2000; joined SAAMCo in
                                                          1990
----------------------------------------------------------------------------------------------------------------------------------

ROBERT M. ZAKEM              Vice            8 years      Senior Vice President and     N/A          N/A
DOB:  01/26/58               President                    General Counsel, SAAMCo
                             and                          (since April 1993);
                             Assistant                    Executive Vice President,
                             Secretary                    General Counsel and
                                                          Director, SunAmerica
                                                          Capital Services, Inc.
                                                          (since February 1993);
                                                          Vice President, General
                                                          Counsel and Assistant
                                                          Secretary, SunAmerica
                                                          Fund Services, Inc.
                                                          (since January 1994);
                                                          Secretary and Chief
                                                          Compliance Officer,
                                                          SunAmerica Mutual Funds
                                                          and AST (since 1993),
                                                          Style Select (since 1996)
                                                          and SunAmerica Strategic
                                                          Investment Series, Inc.
                                                          (since 1999); Vice
                                                          President and Assistant
                                                          Secretary and Seasons
                                                          (since April 1997)
----------------------------------------------------------------------------------------------------------------------------------



----------

1 The business address for each Trustee is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

2 The "Fund Complex" consists of all registered investment companies for which the Adviser or Business manager serves as investment adviser and includes Anchor Pathway Fund (the "Fund"). In addition to the Fund (7 series), each Trustee also serves as a Trustee of the SunAmerica Series Trust (31 series) and Seasons Series Trust (19 series).

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

4 Ms. Greer is considered to be an Interested Trustee because she serves as an officer of the Trust.

      Additional information concerning the Trustees is available without charge by calling (800) 445-SUN2.



      As of April 19, 2002, the officers and Trustees as a group owned an aggregate of less than 1% of the shares of each Series.


      The Trustees of the Fund are responsible for the overall supervision of the operation of the Fund and each Series and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust. The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Company or its affiliates. An annual fee of $10,000, plus $5,000 for each meeting attended, and expenses are paid to each Trustee who is not an officer or employee of the Company or its affiliates for attendance at meetings of the Board of Trustees. All other Trustees receive no remuneration from the Trust.


      In addition, each non-affiliated Trustee also serves on the Audit Committee of the Board of Trustees the ("Audit Committee"). The Fund's Audit Committee reviews annually the nature and cost of the professional services rendered by the Fund's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. Members of the Audit Committee serve without compensation. During the fiscal year ending February 28, 2002, the Audit Committee met two times.



        In addition, each non-affiliated Trustee also serves on Nominating and Administration Committee of the Board of Trustees. The Trust's Nominations and Administration Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. Members of the Nominations and Administration Committee serve without compensation. During the fiscal year ending February 28, 2002, the Nominating and Administration Committee met one time.

TRUSTEE OWNERSHIP OF FUND SHARES



The following table shows the dollar range of shares beneficially owned by each director:




INDEPENDENT TRUSTEES



                                                          Aggregate Dollar Range of
                                                          Equity Securities in All
                                                            Registered Investment
                                                            Companies Overseen by
                              Dollar Range of Equity        Trustee in Family of
Name of Trustee              Securities in the Fund(1)     Investment Companies(2)
------------------------------------------------------------------------------------
Carl D. Covitz                         -0-                           -0-
------------------------------------------------------------------------------------
Monica C. Lozano                       -0-                           -0-
------------------------------------------------------------------------------------
Gilbert T. Ray                         -0-                           -0-
------------------------------------------------------------------------------------
Allan L. Sher                          -0-                           -0-
------------------------------------------------------------------------------------
Bruce G. Willison                      -0-                           -0-
------------------------------------------------------------------------------------



INTERESTED TRUSTEES



                                                          Aggregate Dollar Range of
                                                          Equity Securities in All
                                                            Registered Investment
                                                            Companies Overseen by
                              Dollar Range of Equity        Trustee in Family of
Name of Trustee              Securities in the Fund(1)     Investment Companies(2)
------------------------------------------------------------------------------------
Jana W. Greer                          -0-                           -0-
------------------------------------------------------------------------------------



1 Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2001. Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

2 Includes the Trust (7 series), SunAmerica Series Trust (31 series) and Seasons Series Trust (19 series).

   As of December 31, 2001, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.



      The following table sets forth information summarizing the compensation of each disinterested Trustee of the Fund for their services as Trustees for the fiscal year ended February 28, 2002. Trustees who are affiliated with the Company do not receive any compensation.


                               COMPENSATION TABLE


                                     PENSION OR                           TOTAL
                                     RETIREMENT                        COMPENSATION
                      AGGREGATE       BENEFITS                        FROM FUND AND
                     COMPENSATION    ACCRUED AS    ESTIMATED ANNUAL    FUND COMPLEX
                         FROM       PART OF FUND     BENEFITS UPON       PAID TO
TRUSTEE                  FUND         EXPENSES        RETIREMENT        TRUSTEES*
------------------------------------------------------------------------------------
Carl D. Covitz          $3,748           N/A              N/A            $30,000
------------------------------------------------------------------------------------
Monica C. Lozano        $3,056           N/A              N/A            $24,250
------------------------------------------------------------------------------------
Gilbert T. Ray          $3,748           N/A              N/A            $30,000
------------------------------------------------------------------------------------
Allan L. Sher           $3,748           N/A              N/A            $30,000
------------------------------------------------------------------------------------
Bruce G. Willison       $3,016           N/A              N/A            $24,250
------------------------------------------------------------------------------------



* Information is as of February 28, 2002 for the three investment companies in the Complex (the Fund, SunAmerica Series Trust and Seasons Series Trust) that pay fees to these Trustees.


                          INVESTMENT ADVISORY AGREEMENT

      The Fund is advised by Capital Research and Management Company (the "Investment Adviser") of Los Angeles, California, which is a wholly owned subsidiary of The Capital Group Companies, Inc., and is headquartered at 333 South Hope Street, Los Angeles, California 90071.

The Amended and Restated Investment Advisory Agreement between the Fund and the Investment Adviser, dated March 14, 1990, provides that the Investment Adviser shall determine what securities are purchased or sold by the Fund.


      The Investment Advisory Agreement continues in effect with respect to each Series from year to year provided that such continuance is specifically approved at least annually by: (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Series; and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for automatic termination upon assignment.



      Under the terms of the Investment Advisory Agreement, the Adviser is not liable to the Fund, or to any other person, for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.



      In approving the Advisory Agreement, the Board, including the Independent Trustee, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Series, compared the fees charged by the Adviser to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Adviser with respect to each Series. The Board also considered the performance of each Series relative to a selected peer group and to other benchmarks, the expense ratio of each Series in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Series performance and the Adviser's services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, if any, as well as research services received by the Adviser from brokers-dealers who execute transactions on behalf of each Series. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of each Series and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      As compensation for its services, the Investment Adviser receives from the Fund a fee, accrued daily and payable monthly, based on the net assets of each Series. For all the Series except the INTERNATIONAL SERIES, the fee is equal to 0.36% (on an annualized basis) of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.30% of that portion of the Series' average daily net assets in excess of $30 million. The Investment Adviser receives a fee, accrued daily and payable monthly, based on the net assets of the INTERNATIONAL SERIES, at the annual rate of 0.66% of that portion of the Series' average daily net assets not exceeding $60 million, plus 0.58% of that portion of the Series' average daily net assets in excess of $60 million.

      The following table sets forth the total advisory fees received by the Investment Adviser from each Series pursuant to the Investment Advisory Agreement for the last three fiscal years.

                                  ADVISORY FEES


SERIES                                        2002             2001             2000
---------------------------------------------------------------------------------------
Growth                                     $2,407,247       $3,549,592       $3,064,305
---------------------------------------------------------------------------------------
International                              $1,007,516       $1,481,171       $1,363,317
---------------------------------------------------------------------------------------
Growth-Income                              $2,225,792       $2,429,797       $2,744,223
---------------------------------------------------------------------------------------
Asset Allocation                           $  325,023       $  353,793       $  391,251
---------------------------------------------------------------------------------------
High-Yield Bond                            $  187,675       $  203,061       $  257,089
---------------------------------------------------------------------------------------
U.S. Government/AAA-Rated Securities       $  192,819       $  188,636       $  219,991
---------------------------------------------------------------------------------------
Cash Management                            $  172,043       $  190,917       $  243,670
---------------------------------------------------------------------------------------


                          BUSINESS MANAGEMENT AGREEMENT


      SunAmerica Asset Management Corp. (the "Business Manager"), organized in 1982 under the laws of Delaware, provides administrative services to the Fund. The Business Manager is an indirect wholly-owned subsidiary of SunAmerica Inc., an investment-grade financial services company. SunAmerica Inc. is wholly-owned by American International Group, Inc., the leading U.S.-based international insurance organization, which, through its affiliates, is also engaged in a range of financial services activities. The Business Management Agreement between the Fund and the Business Manager, dated January 1, 1999, provides that the Business Manager will manage the business affairs of the Fund and perform the administrative functions required of a registered investment company at all times in accordance with the organizational documents and current prospectus of the Fund.

      As compensation for its services, the Business Manager receives a fee, accrued daily and payable monthly, based on the net assets of each Series of the Fund other than the INTERNATIONAL SERIES, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% on that portion of the Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the INTERNATIONAL SERIES at the annual rate of 0.24%.

      The following table sets forth the total administrative fees paid by the Fund to the Business Manager and its predecessor, Anchor Investment Adviser, Inc., pursuant to the Business Management Agreement for the last three fiscal years.

                            BUSINESS MANAGEMENT FEES


SERIES                                       2002            2001            2000
------------------------------------------------------------------------------------
Growth                                    $1,604,831      $2,366,395      $2,042,870
------------------------------------------------------------------------------------
International                             $  397,041      $  593,036      $  544,269
------------------------------------------------------------------------------------
Growth-Income                             $1,483,861      $1,619,858      $1,829,482
------------------------------------------------------------------------------------
Asset Allocation                          $  216,682      $  235,862      $  260,834
------------------------------------------------------------------------------------
High-Yield Bond                           $  125,117      $  135,374      $  171,392
------------------------------------------------------------------------------------
U.S. Government/AAA-Rated Securities      $  128,546      $  125,757      $  146,660
------------------------------------------------------------------------------------
Cash Management                           $  114,695      $  127,278      $  162,446
------------------------------------------------------------------------------------


      The Business Management Agreement provides that it will continue in effect for two years after initial approval, unless terminated, and may be renewed from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Business Management Agreement or interested persons (as defined in said Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for its automatic termination upon assignment.

      The Fund pays certain expenses not assumed by the Business Manager including, but not limited to, expenses of shareholder meetings; reports to shareholders and the printing of proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expenses of issuance, transfer and redemption of shares; custodian fees; printing and preparation of registration statements; taxes; and the compensation of Trustees who are not interested persons of the Fund.


                                    CUSTODIAN



   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian of the Trust. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.


                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


      FEDERAL TAXES - Under the Code, each Series is treated as a separate regulated investment company provided qualification requirements are met. To qualify as a regulated investment company, a Series must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect certain to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not greater than 5% of the value of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (including short-term capital gains) plus 90% of its net tax-exempt interest income.


      So long as a Series qualifies as a regulated investment company, such Series will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividend or capital gains dividends. It is the policy of each Series to distribute to its shareholders substantially all of its ordinary income and net capital gains realized during each fiscal year. All distributions are reinvested in shares of the Series at net asset value unless the transfer agent is instructed otherwise.

      Each Series of the Fund is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Series fails to comply with these regulations, the contracts invested in that Series will not be treated as annuity, endowment or life insurance contracts for federal issue tax purposes allocable to the contracts will be subject to federal income tax as ordinary income.



      A Series may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Series equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Series receives no actual interest payments thereon. Original issue discount is treated as income earned by the Series and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Series in a taxable year may not be represented by cash income, the Series may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.



      Options, forward contracts, futures contracts and foreign currency transactions entered into by the Series will be subject to special tax rules. These rules may accelerate income to the Series, defer Series losses, cause adjustments in the holding period of Series securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by the Series.



      A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest charge, even if the Series distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Series' investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Series may make a "mark-to-market" election with respect to any stock it holds of a PFIC, if such stock is "marketable" (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Series' taxable year, the Series will recognize the amount of mark-to-market gains, if any, with respect to PFIC stock annually as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Series may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Series will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Series; those amounts would be subject to the distribution requirements applicable to the Series described above. In order to make this election, a Series would be required to obtain certain information from the PFIC which, in many cases, may be difficult to do.



      Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of the Series' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.




      For the fiscal year ended February 28, 2002, the following Series had capital loss carry-forwards:




Growth Series                              $35,527,916              Expires 2010
International Series                        $9,008,064              Expires 2010
Asset Allocation Series                     $1,379,145              Expires 2010
High Yield Series                          $14,325,913         Expires 2008-2010
U.S. Government Series                      $1,865,312         Expires 2005-2009
Cash Management Series                          $1,217              Expires 2009



      To the extent not yet utilized, such losses will be available to each of the Series to offset future gains from 2005 through 2010 as noted above. The utilization of such losses will be subject to annual limitations under the Code.


                            SHAREHOLDER VOTING RIGHTS

      All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

      In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Fund as a whole.

                                 PRICE OF SHARES

      Shares of the Fund are currently offered only to the Variable Separate Account. The Fund is open for business on any day the NYSE is open for regular trading. The price paid for shares is the net asset value per share calculated once daily at the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Series calculates the net asset value of its shares separately by dividing the total value of its net assets by its shares outstanding.

      Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Series uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Investment Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Series' total assets. A Series' liabilities, including proper accruals of expense items, are deducted from total assets.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, the order is placed with that broker. Preference may be given to brokers who have provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the Fund or other funds served by the Investment Adviser or Business Manager. The Fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

      There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

      Purchases and sales of money market and other fixed-income instruments usually are principal transactions. Normally, no brokerage commissions are paid by the Fund for such purchases. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). Where transactions are made in the over-the-counter market, the Series deals with the primary market makers unless more favorable prices are obtainable.

      The policy of the Fund with respect to brokerage practices is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

      The following tables set forth the brokerage commissions paid by the Series and the amount of the brokerage commissions that were paid to affiliated broker-dealers by the Series for the last three fiscal years.


                         2002 BROKERAGE COMMISSIONS




                                                                        PERCENTAGE OF
                                                                        AMOUNT OF
                                                                        TRANSACTIONS
                                        AMOUNT        PERCENTAGE OF     INVOLVING PAYMENT
                                        PAID TO       COMMISSIONS       OF COMMISSIONS
                         AGGREGATE      AFFILIATED    PAID TO           THROUGH
                         BROKERAGE      BROKER-       AFFILIATED        AFFILIATED
SERIES                   COMMISSIONS    DEALERS       BROKER-DEALERS    BROKER-DEALERS
------------------------------------------------------------------------------------------
Growth                     $363,519       $1,270         0.35%              0.30%
------------------------------------------------------------------------------------------
International              $139,393        -0-            -0-                -0-
------------------------------------------------------------------------------------------
Growth-Income              $691,693       $6,070         0.88%              1.24%
------------------------------------------------------------------------------------------
Asset Allocation           $29,253         $395          1.35%              1.94%
------------------------------------------------------------------------------------------
High-Yield Bond              -0-           -0-            -0-                -0-
------------------------------------------------------------------------------------------
U.S. Government/AAA-         -0-           -0-            -0-                -0-
Rated Securities
------------------------------------------------------------------------------------------
Cash Management              -0-           -0-            -0-                -0-
------------------------------------------------------------------------------------------

The affiliated broker-dealers that effected transactions with the indicated Series included: FSC Securities Corp. and Spelman & Co., Inc.

                           2001 BROKERAGE COMMISSIONS

                                                                        PERCENTAGE OF
                                                                        AMOUNT OF
                                                                        TRANSACTIONS
                                        AMOUNT        PERCENTAGE OF     INVOLVING PAYMENT
                                        PAID TO       COMMISSIONS       OF COMMISSIONS
                         AGGREGATE      AFFILIATED    PAID TO           THROUGH
                         BROKERAGE      BROKER-       AFFILIATED        AFFILIATED
SERIES                   COMMISSIONS    DEALERS       BROKER-DEALERS    BROKER-DEALERS
------------------------------------------------------------------------------------------
Growth                     $619,551      $695            0.11%                0.08%
------------------------------------------------------------------------------------------
International              $473,159       --              --                   --
------------------------------------------------------------------------------------------
Growth-Income              $728,525     $9,920           1.36%                1.13%
------------------------------------------------------------------------------------------
Asset Allocation           $ 50,279       --              --                   --
------------------------------------------------------------------------------------------
High-Yield Bond               --          --              --                   --
------------------------------------------------------------------------------------------
U.S. Government/AAA-          --          --              --                   --
Rated Securities
------------------------------------------------------------------------------------------
Cash Management               --          --              --                   --
------------------------------------------------------------------------------------------

The affiliated broker-dealers that effected transactions with the indicated Series included: FSC Securities Corp. and Spelman & Co., Inc.

                           2000 BROKERAGE COMMISSIONS

                                                             PERCENTAGE OF
                          AGGREGATE         AMOUNT PAID TO   COMMISSIONS PAID
                          BROKERAGE         AFFILIATED       TO AFFILIATED
SERIES                    COMMISSIONS       BROKER-DEALERS   BROKER-DEALERS
--------------------------------------------------------------------------------
Growth                      $616,318            $455              0.07%
--------------------------------------------------------------------------------
International               $191,461             --                --
--------------------------------------------------------------------------------
Growth-Income               $660,490            $715              0.11%
--------------------------------------------------------------------------------
Asset Allocation             $66,535           $1,000             1.50%
--------------------------------------------------------------------------------
High-Yield Bond               $786               --                --
--------------------------------------------------------------------------------
U.S. Government/AAA-           --                --                --
Rated Securities
--------------------------------------------------------------------------------
Cash Management                --                --                --
--------------------------------------------------------------------------------

The affiliated broker-dealers that effected transactions with the indicated Series included: FSC Securities and Sentra Securities.

                           PERSONAL SECURITIES TRADING


      The Fund, the Adviser, and the Business Manager have adopted a written Code of Ethics (the "Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust, the Adviser or the Business Manager. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SAAMCo and CRMC report to the Board of Trustees on a quarterly basis as to whether there were any violations of the Code of Ethics by Access Persons of the Trust, the Adviser or the Business Manager during the quarter.


                               GENERAL INFORMATION

      CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. In this capacity, State Street maintains the portfolio securities held by the Fund, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Fund.


      INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, are the Fund's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the Commission. The firms of Blazzard, Grodd & Hasenauer, 943 Coast Road East, Westport, CT 06881 and Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 provide legal services to the Fund.


      REPORTS TO SHAREHOLDERS - Contract owners are provided at least semiannually with reports showing the investment portfolio, financial statements and other information.

      SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of such trust. The risk of a shareholder of the Fund incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

      Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund provides indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

      REGISTRATION STATEMENT - A registration statement has been filed with the Commission under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Fund has filed with the Commission, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Fund at P.O. Box 54299, Los Angeles, California 90054-0299.

                                    APPENDIX

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

      COMMERCIAL PAPER RATINGS -- Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      CORPORATE DEBT SECURITIES -- Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best quality bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured as for higher-rated bonds. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 -- Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and or principal is in arrears.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits.

        (a) Declaration of Trust, as Amended. Incorporated herein by reference to post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 26, 1996.

        (b) By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 26, 1996.

        (c)     Not applicable.

        (d)     (i)     Investment Advisory and Management Agreement.
                        Incorporated herein by reference to Post-Effective
                        Amendment No. 12 to the Registrant's Registration
                        Statement on Form N-1A (File No. 33-14227) filed on
                        January 26, 1996.

                (ii) Business Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 29, 1999.

        (e)     Not applicable.

        (f)     Not applicable.

        (g) Custodian Agreement. Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 29, 1999.

        (h) Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 29, 1999.

        (i)     Opinion and Consent of Counsel. *

        (j)     Consent of Independent Accountants. *

        (k)     Not applicable.

        (l)     Not applicable.

        (m)     Not applicable.

        (n)     Not applicable.


        (o) Code of Conduct of the Adviser. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on April 27, 2001.

                (iii) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on April 27, 2001.

        * Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

        There are no persons controlled by or under common control with Registrant.

Item 25. Indemnification

        Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI

                                 INDEMNIFICATION

                The Fund shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

                (a) The Fund shall indemnify any trustee or officer of the Fund who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Fund) by reason of the fact that such Person is or was such trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a trustee, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

                (b) The Fund shall indemnify any trustee or officer of the Fund who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Fund to procure a judgment in its favor by reason of the fact that such Person is or was such trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a trustee, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Fund unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                (c) To the extent that a trustee or officer of the Fund has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

                (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of the trustee or officer is proper in view of the Standard of Conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such quorum of disinterested trustees so directs, by independent legal counsel in a written opinion; and any determination so made shall be conclusive and binding upon all parties.

                (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Fund as authorized herein. Such determination must be made by disinterested trustees or independent legal counsel.

                Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                (f) Agents and employees of the Fund who are not trustees or officers of the Fund may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

                (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any trustee or officer of the Fund against any liability to the Fund or to its shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

                (i) The Fund shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Fund would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Fund if the purchase of maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                The Investment Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the investment adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the investment adviser to perform or assist in the performance of its obligations under each agreement) the investment adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser.

        Information concerning the business and other connections of Capital Research and Management Company ("CRMC") is incorporated herein by reference from CRMC's Form ADV (File No. 801-8055), which is currently on file with the Securities and Exchange Commission.

Item 27. Principal Underwriters.

        Not applicable.

Item 28. Location of Accounts and Records.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Fund.

        Capital Research and Management Company, the Investment Adviser, is located at 333 South Hope Street, Los Angeles, California 90071. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

        SunAmerica Asset Management Corp., the Business Manager, is located at 733 Third Avenue, New York, New York 10017. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services.

        Not applicable.

Item 30. Undertakings.

        Not applicable.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 20 to the Registration Statement under Rule 485 (b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of April, 2002.



                                         ANCHOR PATHWAY FUND



                                         By: /s/ Nori L. Gabert
                                             ------------------
                                         Nori L. Gabert
                                         Vice President and Assistant Secretary

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and of the date indicated:


                   *                     Trustee, Chairman and President        April 26, 2002
      ------------- -------------        (Principal Executive Officer)
             Jana W. Greer

                   *                     Trustee                                April 26, 2002
      ------------- -------------
            Carl D. Covitz

                   *                     Trustee                                April 26, 2002
      ------------- -------------
           Monica C. Lozano

                   *                     Trustee                                April 26, 2002
      ------------- -------------
            Gilbert T. Ray

                   *                     Trustee                                April 26, 2002
      ------------- -------------
             Allan L. Sher

                   *                     Trustee                                April 26, 2002
      ------------- -------------
           Bruce G. Willison

     *By:    /s/ Robert M. Zakem
             -------------------
              Attorney-in-Fact
              Robert M. Zakem

                               ANCHOR PATHWAY FUND

                                  EXHIBIT INDEX


Exhibit No.             Description

(i)                     Opinion and Consent of Counsel.

(j)                     Consent of Independent Accountants.